CALLAN JMB™

Earth Approved. Industry Compliant.

Investor Presentation

January 2026

(NASDAQ: CJMB)



Disclaimer

This presentation (the "Presentation") includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements with respect to revenues, earnings, performance, strategies, the market, prospects and other aspects of the businesses of Callan JMB Inc. ("Callan JMB") are based on current expectations that are subject to risks and uncertainties. A number of factors, many of which are outside of the control of Callan JMB, could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of Callan JMB to successfully or timely consummate the initial public offering, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Callan JMB or the expected benefits of the initial public offering; (iii) failure to realize the anticipated benefits of the initial public offering; (iv) risks relating to the uncertainty of the expected financial performance with respect to Callan JMB, including expected cash flows, revenues, organic growth, margins, earnings and earnings per share; (v) risks relating to the continued effects of the COVID-19 pandemic; (vi) the effects of competition on Callan JMB's business; (vii) the effects of the global economy, global macroeconomic uncertainty and global supply chain issues on Callan JMB's business; (viii) developments and changes in laws and regulations; (ix) the impact of significant investigative, regulatory or legal proceedings; (x) risks related to our de-leveraging plans, including leverage ratios and targets, the timing and nature of actions to reduce indebtedness and our credit ratings and outlook; (xi) risks relating to our ability to obtain additional funding; (xii) risks relating to Callan JMB's cost structures and plans to reduce costs; (xiii) risks relating to restructuring, goodwill impairment or other financial charges; and (xiv) those factors discussed in Callan JMB's Registration Statement on Form S-1, as amended (File No. 333-282879), under the heading "Risk Factors," and other documents of Callan JMB filed, or to be filed, with the Securities and Exchange Commission ("SEC"). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Callan JMB does not presently know or that Callan JMB currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Callan JMB's expectations, plans or forecasts of future events and views as of the date of this Presentation. Callan JMB anticipates that subsequent events and developments will cause Callan JMB's assessments to change. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Callan JMB undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

CALLAN JMB™

Our Mission

Deliver reliability to our customers by anticipating, responding, and overcoming the most complex situations with precision and compassion.

Company Overview

CALLAN JMB ™

Integrative logistics company empowering the healthcare industry and emergency management agencies through exceptional fulfillment, storage, monitoring, and cold chain logistics services.

Expertise in supply chain logistics, thermodynamics, biologics, inventory management, regulatory compliance and emergency preparedness is unparalleled in the industry.

Gold Standard client experience with customizable interfaces, next-level reliability in shipping and environmental sustainability in our thermal shippers.

Custom database system capable of advanced predictive technology for preventing shipment losses.

We are expanding our proven success in thermal shipping for highly sensitive health care product delivery to the food/beverage supply chain industry.

Legacy Business: Emergency Preparedness and Response

CALLAN JMB™

Successfully deploying state-of-the-art technology and expertise for emergency readiness

- Prioritizes the safety and integrity of every medical countermeasure handled, ensuring effective responses to public health emergencies.
- System allows seamless management of assets in multiple locations within a secure, quality-controlled network.
- Trusted leader in anticipating and overcoming the most complex situations with precision and compassion, providing peace of mind and a comprehensive solution for our customers.

Thermal Shipping

CALLAN JMB

- Specialized temperature-controlled shippers are crucial for time-sensitive industries such as health care.
- Track each package to ensure delivery with the efficacy of the product intact, reducing product loss and maximizing efficiency.
- Thermal shippers are a sustainable reusable alternative to traditional single use packaging.



Specialty Packaging TAM

Global Market



$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$71.10 Billion
$43.88 Billion
2023
2032E

Compound Annual Growth Rate (2023-2030) = **5.62%**

Driving Factors: Rising disposable incomes, increasing demand for luxury packaging, and a surge in demand for attractive packaging solutions to increase brand image

Global Custom Packaging Market Share, By End User, 2023



32.02%
Food & Beverages
Personal Care & Cosmetics
Personal Care & Cosmetics
Fashion Accessories & Apparel
Healthcare
Electrical & Electronics
Others

According to Fortune Business Insights, September 9, 2024, https://www.fortunebusinessinsights.com/custom-packaging-market-107677

Specialty Packaging Growth: Healthcare Trends

CALLAN JMB™

GLP-1 Market Trends

- Global GLP-1 market was valued at $44.5 billion in 2023, and is expected to reach $95.4 billion by 2031, with a CAGR of 10.3% during the forecast period of 2024-2031*

- 1 in 8 adults in the US have used a GLP-1 drug**

Autoimmune Disease

- Approximately 50 million Americans are affected, however this number is likely underestimated given the complexity of diagnosing these conditions***

*https://finance.yahoo.com/news/glp-1-market-size-reach-140100225.html.
** https://www.medscape.com/viewarticle/survey-suggests-one-eight-us-adults-may-have-used-glp-1-drug-2024a10009ck?form=fpf.
*** https://nationalhealthcouncil.org/blog/a-major-health-crisis-the-alarming-rise-of-autoimmune-disease/#:~:text=Data%20indicates%20that%20autoimmune%20diseases,of%203%2D12%25%20annually.

Additional Potential Growth Opportunities

- Leverage existing expertise into large market segments of specialty packaging including healthcare and food/beverage.

- Large and growing 503B pipeline:
  - B2C, personalized, small packaging
  - 503B, B2B, large scale production packaging

- Execute on cost, pricing, and productivity initiatives.

- Foster innovation through technology.

Onshoring –
Strengthening America's Pharmaceutical Security

CALLAN JMB™

- Onshoring of critical **active pharmaceutical ingredients** (APIs) has accelerated in line with **White House's Strategic APIs Reserve (SAPIR).**
- Callan will manage logistics and operations in the U.S. for companies from **India and South Korea** that want to establish API manufacturing plants and distribution warehouses.
- Secured strategic partnership with **Revival Health** (South Korea) and launched **Callan JMB Services (India)**.
- Revenue streams include **logistics management fees, regulatory consulting services, and distribution partnerships**.
- Fee-for-service business model with recurring monthly management contracts, providing visibility on revenues maintaining **asset-light** approach.


CALLAN

Partnership with Attune Biotech

CALLAN JMB

+

Attune Biotech

- Callan JMB to **provide manufacturing oversight, federal deployment coordination, quality assurance, and commercialization support** for Attune's multi-asset therapeutic pipeline.
- Multiple clinical and commercial-stage assets that address significant unmet medical needs.
- Approximate potential revenue opportunity of **$25 million to $45 million for Callan JMB over the next 5 years**, driven by opportunities across both federal and commercial markets.
- Enables Attune's pipeline for **immediate federal deployment readiness** by leveraging Callan JMB's existing government infrastructure, federal contract experience, cold chain infrastructure, and strategic national stockpile relationships.

Oral Drug Delivery Equipment Agreement for Texas Facility

CALLAN JMB

- Entered preliminary agreement with maker of **oral drug delivery system** to install innovative manufacturing equipment in Callan JMB's **cGMP facility in Texas**, while the two companies negotiate operational agreements.

- Combines Callan JMB's capabilities in cGMP **warehousing, licensing, certification, and drug distribution** with client's game-changing manufacturing equipment that creates **oral fast-dissolving strips** to provide an alternative to intravenous injections for numerous over-the-counter medicines.

- Latest step in execution of the Company's strategy to support **onshoring of logistical and operational activities** for international companies to the U.S.

- Progression from capacity for storage and distribution of finished medical products into the **sourcing and use of APIs** in new manufacturing processes.


ORAL STRIPS

Case Study #1 - City of Chicago

CALLAN JMB™

City of Chicago *awarded two separate contracts:*

1. *7-year Pallet Storage Contract ($6M - $15M value); and*
2. *7-year Supervisory Control Data Acquisition Contract ($17M - $27M value).*

City of Chicago Department of Public Health

Storage of:

- 1453 Pallets of Medical Countermeasures

Maintenance of:

- 6 Mobile hospitals
- 5 Stationary Generators
- 6 Mobile Generators
- 150 Ventilators
- 25 Radiation Portals
- 15 Medical Freezers/Refrigerators
- 700 Powered Air Purifying Respirators

Office of Emergency Management & Communications

Storage of:

- 1204 Pallets of Medical Countermeasures

Financial & Operational Highlights

CALLAN JMB

Stock Symbol:	NASDAQ: CJMB
Current Share Price:	$4.20 (as of market close 1/15/26)
FD Shares Outstanding:	4.623 million
Current Market Cap:	$19.4 million (as of market close 1/15/26)
Insider Ownership:	71%
Average Daily Volume:	Approximately 6,600,000 shares / day (30 day average)
Revenue for Q3 2025	Totaled $1.4 million
Debt:	$0

Investment Highlights

CALLAN JMB

A compliance-driven logistics and infrastructure platform purpose-built for regulated, high-consequence supply chains

Deep expertise in cold chain operations, emergency preparedness, quality assurance, and inventory traceability

Strengthened international capabilities and relationships to support U.S. onshoring initiatives

Multi-faceted growth strategy across multiple potential high growth regulated markets

Scalable infrastructure positioned for long-term value creation

Seasoned leadership team with 71% insider ownership



CALLAN JMB ™

Contact US

Investor Contact:

KCSA Strategic Communications
Valter Pinto, Managing Director
PH: (212) 896-1254
CallanJMB@KCSA.com

APPENDIX

Management Team

CALLAN JMB



Wayne Williams

Chief Executive Officer, Chairman & Founder

Mr. Williams was the Executive Director of Coldchain Technology Services and currently serves as the CEO of Callan JMB. Previously, Mr. Williams was the Director of Logistics for Logistics Health Inc. (LHI) and was responsible for management and oversight of LHI's Supply Support Technology Group, General Logistics Council for all logistical operations for LHI and the primary inventor for LHI's Environmental Witness System.

Mr. Williams is one of the nation's leading experts on Cold Chain Management and has lectured and written several key documents describing this process. These processes are currently used within the Supply Support Technology Group at LHI, the Strategic National Stockpile Program, and the Department of Defense Distribution Operations Center at US Army Medical Materiel Agency, where he developed these procedures.



Christopher Shields

Interim Chief Financial Officer and SVP, Emergency Preparedness & Response/Government Affairs

Mr. Shields joined Callan JMB in April 2025. He is an industry veteran with decades of experience managing complex public safety responses to a diverse array of crises both domestically and internationally. Most recently, Mr. Shields served for over 14 years as Assistant Commissioner at the Chicago Department of Public Health, where he oversaw operations and logistics for the city's Emergency Preparedness and Bioterrorism program.

Mr. Shields has held various leadership positions responsible for humanitarian aid/disaster relief (HADR) and emergency responses to health impacts including September 11, 2001, Hurricane Katrina 2005, H1N1 Pandemic 2009-2010, NATO 2012, Ebola 2014-2016, Hurricane Maria, SARSCoV-2 Pandemic 2020-2023, Operation Allies welcome, Monkey Pox MPV outbreak 2022, humanitarian migration response from South America (2022 - ongoing), Ebola (Sudan virus) 2022-2023, Measles 2024, the Democratic National Convention (DNC) 2024 and the Rwanda Marburg operation/ORD 2024.



Scott Bullard

Chief Operating Officer

Scott Bullard works directly with Coldchain Technology Services and Callan JMB. Teaming with Merck in 1994 for his first major vaccine production validation project, Mr. Bullard has over two decades of experience in operations, business development, validations, manufacturing, movement of large scale time & temperature collections, infectious material management & relocation, regulatory compliance, and quality assurance in cGMP environments, protocol/ procedure authoring, cGMP compliance audits, and practical application of cGMP within warehouse and transportation operations.

Mr. Bullard was involved in the Emergency Response efforts for the 2001 anthrax attacks and brings valuable event response experiences to the team. He was the logistics lead for the City of Chicago Public Health Department's H1N1 Pandemic Response achieving the highest saturation and earliest completion of any major metropolitan area.

Management Team

CALLAN JMB



William McBride

Chief Information Officer

William McBride is the Director of Corporate Compliance for Callan JMB, with a BS in Biology from Frostburg State and a Master of Science in Quality Assurance (MSQA) Degree from California State University.

- Implemented GMP quality assurance system at one of the nation's largest biological specimen repositories. Manager of Compliance and Program Evaluation at Logistics Health, Inc. Headed up quality assurance unit for the Environmental Witness System (EWS), a temperature monitoring platform that was designed to be a call-center solution.
- Facility Operations Manager (Metro-Logics) for 350,000 sq. ft. pharmaceutical logistics warehouse holding over 38,000 room temperature pallets and 5,000 refrigerated pallets. Facility housed materiel in the Strategic National Stockpile. Responded to national and international emergencies: 2009 Spring and Fall H1N1 response, Japan earthquake response, Haiti earthquake response. All 67 project areas were shipped to during H1N1 response.



David J. Croyle M.D.

Chief Medical Officer

Dr. Croyle received his B.S. from Gannon University in Erie, PA and completed his M.D. at the Uniformed Services University of the Health Sciences in Bethesda, MD. Dr. Croyle completed his internship and diagnostic radiology residency at Brooke Army Medical Center in Fort Sam Houston, TX. In addition, Dr. Croyle completed a body imaging fellowship at the Naval Medical Center in San Diego, CA and a neuroradiology fellowship at Georgetown University Hospital in Washington D.C. He was also an instructor of radiology at Tripler Army Medical Center, Hawaii.

Certifications:

- American Board of Radiology 1993
- National Board of Medical Examiners 1989

Professional Memberships:

- American College of Radiology
- American Roentgen Ray Society
- Cape Girardeau County Area Medical Society
- Missouri State Medical Association
- Radiological Society of North America



Eric L. Kash

Executive Vice President & Director

Eric has worked in all facets of the United States securities markets from Retail and Institutional Equity Sales to Investment Banking. He has been a public company CEO and CFO as he has both an MBA and CPA.

In the recent past he has endeavored to assist private companies looking to go public. An additional area of expertise is new business development.

Mr. Kash is looking to expand Callan JMB's operations in the Specialty Packaging area.

Long Standing Trusted Relationships

CALLAN JMB